EX-99.906CERT

Section 906 Certifications


                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003



         JOHN V. MURPHY, Chief Executive Officer, and BRIAN W. WIXTED Chief Financial Officer of Oppenheimer Real Estate Fund (the "Registrant"), each certify to the best of his or her knowledge that:

         1.
                  The Registrant's periodic report on Form N-CSR for the period ended April 30, 2003 (the "Form N-CSR") fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.
                  The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                             Chief Financial Officer

Oppenheimer Real Estate                             Oppenheimer Real Estate
Fund                                                Fund

/S/JOHN V. MURPHY                                   /S/BRIAN W. WIXTED
-----------------                                   ------------------

John V. Murphy                                      Brian W. Wixted

Date: 06/19/03                                      Date: 06/19/03



A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Oppenheimer Real Estate Fund and will be retained by Oppenheimer Real Estate Fund and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.